UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                   May 14, 2009
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA  19087
(Address of principal executive offices)  (Zip Code)

(484) 583-1400
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of  Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(1)              On May 14, 2009, at the Lincoln National Corporation’s (“LNC”) Annual Meeting of Shareholders, our shareholders approved an amendment and restatement of the Lincoln National Corporation Amended and Restated Incentive Compensation Plan (the “LNC 2009 ICP”).  A description of the amendment and restatement is incorporated herein by reference from pages 21-27 of our Proxy Statement in connection with the May 14, 2009 Annual Meeting of Shareholders.  The LNC 2009 ICP, as amended and restated as a result of the Annual Meeting, is attached as Exhibit 4 to the Proxy Statement in connection with the Annual Meeting.

In conjunction with the approval of the LNC 2009 ICP, the Committee approved the grant of  equity awards in accordance with the three year (2009-2011) long-term performance incentive cycle (the “2009-2011 LTI”), which was established in March 2009, under the LNC 2009 ICP, for our executive officers.  Although the Committee intended to grant equity awards to Dennis R. Glass, President and Chief Executive Officer, and Frederick J. Crawford,  Executive Vice President and Chief Financial Officer, at the requests of Messrs. Glass and Crawford, the Committee did not grant any equity awards to Mr. Glass or Mr. Crawford for the 2009-2011 LTI, at this time.

(2)              On May 14, 2009, the Board of Directors of LNC approved the establishment by the Board of Directors of Delaware Investments U.S., Inc. (“DIUS”) of the DIUS 2009 Incentive Compensation Plan (the “DIUS 2009 ICP”), an omnibus incentive compensation plan.  Similar to the LNC 2009 Plan, the DIUS 2009 ICP permits the grant of a variety of equity and incentive awards, including stock options, stock appreciation rights, stock restricted stock, restricted stock units, deferred stock units, phantom stock, and incentive or performance based awards.

All shares issuable in accordance with grants under the DIUS 2009 ICP will be for shares of “Class A” common stock of DIUS (“DIUS Stock”).  The DIUS 2009 ICP includes provisions which limit the numbers of shares deliverable under the DIUS 2009 ICP and prevent dilution of Delaware Management Inc.’s (a wholly owned subsidiary of LNC) ownership interest in DIUS.  The DIUS 2009 ICP also incorporates a mandatory minimum holding period of six months and one day for shares of DIUS Stock delivered or paid in settlement of an award.

Because DIUS Stock is not publicly traded, an independent valuation firm performs periodic valuations of DIUS to determine the “fair market value” of the DIUS Stock underlying all forms of equity granted pursuant to the DIUS 2009 ICP using an appraisal methodology complying with the applicable provisions of Internal Revenue Code Section 409A.

Patrick P. Coyne, President, Lincoln National Investment Companies, Inc. and Delaware Management Holdings, Inc. is eligible to participate in the DIUS 2009 ICP.  In conjunction with establishment of the DIUS 2009 ICP, Mr. Coyne will receive 100% of his 2009-2011 LTI award in the form of a grant of time-vested DIUS restricted stock units (DIUS RSUs), or 17,532 DIUS RSUs, which vest ratably over four years.

The foregoing is a summary of the terms of the DIUS 2009 ICP and is qualified in its entirety by the DIUS 2009 ICP document, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibits are being furnished with this Form 8-K.

Exhibit
Number	Description
99.1
Lincoln National Corporation 2009 Amended and Restated Incentive Compensation Plan (effective May 14, 2009) is incorporated by reference to Exhibit 4 to LNC’s Proxy Statement (File No. 1-6028) filed with the SEC on April 9, 2009.

99.2	Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan effective May 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/Frederick J. Crawford
Name:	Frederick J. Crawford
Title:	Executive Vice President and
Chief Financial Officer

Date:  May 20, 2009

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1
Lincoln National Corporation 2009 Amended and Restated Incentive Compensation Plan (effective May 14, 2009) is incorporated by reference to Exhibit 4 to LNC’s Proxy Statement (File No. 1-6028) filed with the SEC on April 9, 2009.

99.2	Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan effective March 24, 2009